                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): MARCH 14, 2007

                                 ---------------

                        L-3 COMMUNICATIONS HOLDINGS, INC.
                         L-3 COMMUNICATIONS CORPORATION

               (Exact Name of Registrants as Specified in Charter)

                                    DELAWARE

                 (State or Other Jurisdiction of Incorporation)

            001-14141                                13-3937434
            333-46983                                13-3937436

    (Commission File Number)              (IRS Employer Identification No.)

    600 THIRD AVENUE, NEW YORK, NEW YORK                           10016

  (Address of Principal Executive Offices)                       (Zip Code)

                                 (212) 697-1111

              (Registrants' Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

ITEM 8.01 - OTHER EVENTS.

L-3 Communications Holdings, Inc. was contacted by the U.S. Securities and
Exchange Commission, Enforcement Division, requesting that the Company provide certain information relating to its previously disclosed past stock option granting practices. The Company intends to voluntarily provide the requested information and will continue to fully cooperate.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             L-3 COMMUNICATIONS HOLDINGS, INC.
                                             L-3 COMMUNICATIONS CORPORATION

                                             By: /s/ Kathleen E. Karelis
                                                 -------------------------------
                                             Name:   Kathleen E. Karelis
                                             Title:  Senior Vice President,
                                                     General Counsel and
                                                     Corporate Secretary

Dated: March 14, 2007